SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14 INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by party other than the registrant  [_]

Check the appropriate box:

[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

LIFESTREAM TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter

and of Person Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and  0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transactions applies:

(3) Per unit price or other underlying value of transaction computed pursuant to

     Exchange Act Rule 0-11:

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and     identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement no.:

(3) Filing Party:

(4) Date Filed:

LIFESTREAM TECHNOLOGIES, INC.

510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held December 19, 2003

To our Stockholders:

You are cordially invited to attend the 2003 Annual Meeting of Stockholders (hereinafter, “the Annual Meeting”) of Lifestream Technologies, Inc. (hereinafter, “the Company”), a Nevada corporation, which will be held at Red Lion Templin’s Resort located at 414 East First Avenue, Post Falls, Idaho, on December 19, 2003 at 8:30 a.m. Pacific Time, or at any and all adjournments thereof, for the following purposes:

1.

To elect one director to the Company’s Board of Directors (hereinafter “the Board”); and

2.

To ratify the appointment of BDO Seidman, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2004; and

3.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

These matters are more fully discussed in the Proxy Statement accompanying this Notice.

The Board has fixed the close of business on October 15, 2003 as the record date for determining those stockholders who will be entitled to notice of, and to vote at, the Annual Meeting.  The stock transfer books will not be closed between the record date and the date of the meeting.

Representation of at least a majority of the outstanding shares of the Company’s Common Stock entitled to vote, whether present in person or represented by proxy, is required to constitute a quorum.  Accordingly, it is important that your shares be represented at the meeting.  THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS IN ORDER TO OBTAIN A QUORUM.  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.  Your proxy may be revoked, in writing, at any time prior to the time it is voted.  You may also revoke your proxy by attending the meeting and voting in person.

The financial statements of the Company for its most recently completed fiscal year ended June 30, 2003 are incorporated herein by reference to the Company’s Annual Report on Form 10-KSB as filed with the United States Securities and Exchange Commission on October 1, 2003, a copy of which accompanies the accompanying Proxy Statement.

Please read the proxy materials carefully.  Your vote is important and the Company appreciates your cooperation in considering and acting on the matters presented.

Very truly yours,

/s/ CHRISTOPHER MAUS

Christopher Maus, Chairman of the Board of

Directors, President and Chief Executive Officer

Post Falls, Idaho

October 28, 2003

Stockholders Should Read The Entire Proxy Statement

Carefully Prior To Returning Their Proxies

PROXY STATEMENT FOR THE 2003 ANNUAL MEETING OF STOCKHOLDERS OF

LIFESTREAM TECHNOLOGIES, INC.

To Be Held December 19, 2003

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (hereinafter, “the Board”) of Lifestream Technologies, Inc. (hereinafter, “the Company”), a Nevada corporation, of proxies to be voted at the 2003 Annual Meeting of Stockholders (hereinafter, “the Annual Meeting”) to be held at Red Lion Templin’s Resort located at 414 East First Avenue, Post Falls, Idaho on December 19, 2003 at 8:30 a.m. Pacific Time or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (hereinafter, “the Notice”).  The Annual Report on Form 10-KSB of the Company for the most recently completed fiscal year ended June 30, 2003 (hereinafter, “Fiscal 2003”) is being mailed together with this Proxy Statement and form of Proxy.  This Proxy Statement and the proxy card were first mailed to stockholders on or about November 17, 2003.

VOTING RIGHTS AND SOLICITATION

The close of business on October 15, 2003 was the record date for stockholders entitled to notice of, and to vote at, the Annual Meeting.  As of that date, 99,741,024 shares of the Company’s common stock, $.001 par value per share (hereinafter “the Common Stock”), were issued and outstanding.  The Company did not have any other class of equity securities outstanding as of the record date.  All shares of the Company’s Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and stockholders of record entitled to vote at the Annual Meeting will have one vote for each share so held on the matters to be voted upon.  The Company does not have cumulative voting.

Management does not know of any matters to be presented at the Annual Meeting other than those set forth in this Proxy Statement and accompanying Notice.  If other matters should properly come before the Annual Meeting, the proxy holders will vote on such matters in accordance with their best judgment regarding the interests of the Company.  Any stockholder has the right to revoke his or her proxy at any time before it is voted by either delivering to the Company at its principal executive offices at 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854, Attn: Chief Financial Officer, a written notice of revocation or duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding Common Stock of the Company as of the record date.  Abstentions and broker non-votes are counted and included in the determination of the number of shares present for quorum purposes but are excluded in tabulating the vote for directors and in the determination of whether a proposal has been approved.

Proxies solicited by the Board and returned in the accompanying form will be voted in accordance with each respective shareholder’s instructions.  Any returned proxies that do not set forth a shareholder’s instructions will be voted by the proxy holders as indicated herein.  Approval of each of the proposals shall be determined by a majority of the votes cast by the stockholders entitled to vote at the election present in person or represented by proxy.

The cost of this solicitation will be borne by the Company.  Proxies will be solicited principally through the use of the mail, but, if deemed desirable, may be solicited personally or by telephone, electronic mail, telegraph, or personal interview by directors, officers and employees of the Company for no additional compensation.  Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the Company’s Common Stock, and such persons may be reimbursed for their expenses.

PROPOSAL 1

ELECTION OF DIRECTORS

Each member of the Board (hereinafter “Director”) is assigned to one of three classes.  One class is elected at each successive Annual Meeting to hold office for a three-year term and until successors for such class have been qualified and elected, or until the death, resignation or removal of any such Director.  Currently, the Board consists of six Directors.

In the event that any other Director is unable, or declines, to serve as a Director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board to fill the vacancy, or alternatively, the Board may reduce the number of directors to eliminate the vacancy.  In the event that additional persons are nominated for election as Directors, the proxy holders intend to vote all proxies received by them for each nominee listed below.  As of the date of this Proxy Statement, the Board is not aware of any nominee that is unable or unwilling to serve as a Director.

Class III Director Currently Standing as a Nominee to the Board:

Name	Principal Occupation(s)	Director Since	Class and Year in Which Term Will Expire	Age
Neil Luckianow	Principal of NCL & Associates, LLC	2003	Class III - 2006	46

Neil Luckianow has served as a Director since October 2003.  Since May 2002, Mr. Luckianow has served as Principal of NCL & Associates, LLC, a privately held consulting firm specializing in providing commercial solutions to health care product companies, which the Company retained as a commissioned sales agent effective September 1, 2003.  From October 1997 to March 2002, Mr. Luckianow served as a Sales Director for Amira Medical, Inc., a privately held manufacturer and marketer of blood glucose measuring devices that was acquired in November 2001 by publicly held Roche Diagnostics.  From 1988 to January 1997, Mr. Luckianow served in a number of progressive positions, including as Director of Sales, for LifeScan, Inc., a manufacturer and marketer of blood glucose measuring devices and a subsidiary of publicly held Johnson & Johnson Company.  Mr. Luckianow has a Bachelor of Arts degree in History from Purdue University.

Class I and II Directors Not Currently Standing For Election:

Name	Principal Occupation(s)	Director Since	Class and Year in Which Term Will Expire	Age
Christopher Maus	Chairman of the Board, President and Chief Executive Officer	1994	Class I - 2005	50
Michael Crane	Chief Executive Officer and Chairman of the Board of Directors of Dulles Greenway, Trip II (Toll Investors Partnership II, L.P.); President of Alchemy International	1998	Class I - 2005	48
Robert Boyle	Certified Public Accountant; Secretary and Treasurer of the Company	1999	Class II – 2004	57
William Gridley	Retired Corporate Executive	1997	Class II – 2004	74

Christopher Maus has served as the Company’s Chairman of the Board, President and Chief Executive Officer since February 1994, except for a brief period from September 1998 to March 1999 when he served only as Chairman of the Board.  From June 1996 until its acquisition by the Company in September 1999, Mr. Maus served on the Board of Directors of Secured Interactive Technologies, Inc., a privately held company co-founded by Mr. Maus that developed the Company’s Privalink software technology.  From June 1992 to February 1994, Mr. Maus served as President of Lifestream Diagnostics, Inc., the privately held legal predecessor to the Company.  From 1989 to June 1992, Mr. Maus was a General Partner in Lifestream Development Partners, the privately held legal predecessor to Lifestream Diagnostics, Inc.  Mr. Maus attended North Texas State University.

Michael Crane has served as a Director since April 1998.  Since September 1993, Mr. Crane has served as Chairman of the Board of Directors and Chief Executive Officer of privately held Dulles Greenway, Trip II (Toll Investors Partnership II, L.P.).  Since October 1996, Mr. Crane has also served as President of Alchemy International, a privately held developer of non-evasive, passive chemistry treatments for various forms of cancer.  Mr. Crane has also served on the Board of Directors of Discflo Corporation, a privately held manufacturer of medical and industrial pumps, since 1988, and as Chairman of the Board of Directors for Lochnau, Inc., a privately held investment management corporation, since 1985.  Mr. Crane has a Bachelor of Science degree in Banking from the University of Richmond.

Robert Boyle has served as a Director since June 1999, at which time he was also appointed as the Company’s Secretary and Treasurer.  Since 1995, Mr. Boyle has served as President of Robert Boyle, Certified Public Accountant, a local public accounting firm located in Idaho.  From 1980 to 1995, Mr. Boyle served as President of Boyle and Stoll, Certified Public Accountants, P.A., a local public accounting firm, located in California.  Prior thereto, Mr. Boyle served with the consulting, tax and audit staffs of a predecessor to KPMG, an international accounting and consulting firm.  Mr. Boyle has a Bachelor of Arts degree in Accounting from San Diego State University and is licensed as a Certified Public Accountant in the State of Idaho.

William Gridley has served as a Director since April 1997.  Since November 1995, Mr. Gridley has served as the Chairman of the Board of Directors of Hymedix Inc., a privately held polymer chemicals company, for which he previously served as its President and Chief Executive Officer from August 1993 to November 1995.  Since 1980, Mr. Gridley has also continuously served as either Chairman or Vice-Chairman of Tuskegee University’s Finance Committee.  Mr. Gridley has a Bachelor of Arts degree in English Literature from Yale University.

Director Resignations Since Last Annual Proxy Statement

Ronald A. Kiima, who has been, and continues to be, a compensated consultant to the Company on SEC compliance and reporting matters, resigned as a Board member on August 29, 2003 in order to make his Board seat available for a fully independent successor.

MANAGEMENT

Directors and Executive Officers

The directors and executive officers of the Company are set forth below:

Name	Age	Position(s) Held

Christopher Maus	50	Chairman of the Board, President and Chief Executive Officer

Robert Boyle	57	Director, Secretary, Treasurer, and Audit Committee Chairman

Michael Crane	48	Director, Compensation Committee Chairman, and Member of Audit Committee

William Gridley	74	Director and Member of Audit and Compensation Committees

Neil Luckianow	46	Director and Member of Compensation Committee

Edward Siemens	49	Chief Operating Officer

Brett Sweezy	38	Chief Financial Officer

Jackson Connolly	55	Vice President – Production and Product Development

Edward Siemens has served as Chief Operating Officer since June 2002, and prior thereto, upon joining the Company in August 2000, as Chief Operating Officer – Devices.  From April 1999 to June 2000, Mr. Siemens served as President of Omron Healthcare, Inc. (“Omron”), a publicly held manufacturer and marketer of personal-use medical diagnostic products.  Mr. Siemens previously served as Omron’s Senior Vice President of Sales and Marketing from April 1994 to April 1999 and as Omron’s Vice President of Sales and Marketing from April 1992 to April 1994.  Prior thereto, Mr. Siemens was employed by McKesson Corporation, a publicly held wholesale distributor of medical products and supplies, where he served as Vice President of Sales from 1987 to 1992 and as Product Manager from 1985 to 1987.  Mr. Siemens has a Masters degree in Business Administration from Pepperdine University and a Bachelor of Fine Arts degree from the California College of Arts and Crafts.

Brett Sweezy has served as Chief Financial Officer since joining the Company in June 1999.  From June 1996 until its acquisition by the Company in September 1999, Mr. Sweezy served as Chief Financial Officer and Treasurer of privately held Secured Interactive Technologies, Inc.  From March 1994 to August 2000, Mr. Sweezy also served as President of Brett R. Sweezy, Certified Public Accountant, P.A., a local public accounting firm, located in Idaho.  Mr. Sweezy has a Bachelor of Science degree in Economics and Business from the New England College and is licensed as a Certified Public Accountant in the State of Idaho.

Jackson Connolly has served as Vice President – Production and Product Development since November 2000.  Mr. Connelly previously served as the Company’s Vice-President – Operations from January 1998 to November 2000 and as Director of Operations from January 1997 to January 1998.  Prior to joining the Company, Mr. Connolly served as a Senior Sales Engineer at Advanced Input Devices, a subsidiary of publicly held Esterline Technologies, from January 1994 to April 1997.  Mr. Connolly has a combined Bachelor of Arts and Science degree in Industrial Technology and Arts from California State University at Fresno.

There are no family relationships among any of the Company’s directors and executive officers.

BOARD MEETINGS AND COMMITTEES

The Company’s Board held a total of five meetings during fiscal 2003 for which there was 100% attendance by its then members.  The Board’s Audit Committee held a total of three meetings during fiscal 2003 for which there was 100% attendance by its then members, with the exception of Michael Crane who was unable to attend any meetings.  The Board’s Compensation Committee held no meetings during fiscal 2003.  The Board does not have a nominating committee at this time.

The Audit Committee primarily is responsible for recommending to the Board the appointment of the Company’s independent public accountants, reviewing and approving the scope of audit and review activities to be performed by the independent public accountants, reviewing significant accounting policies, practices and controls, performing independent director duties and reviewing audit and review results.  Since April 24, 2003, the Audit Committee has consisted of Robert Boyle (Chairman), Michael Crane and William Gridley.  From September 25, 2002 to April 24, 2003, the Audit Committee consisted of Robert Boyle (Chairman), Michael Crane, William Gridley and Ronald Kiima.  Mr. Kiima was a non-independent, non-voting advisory member.  From July 1, 2002 through September 24, 2002, the Audit Committee consisted of William Gridley (Chairman) and Robert Boyle.

The Compensation Committee primarily is responsible for reviewing and recommending to the Board the compensation structure for the Company's Board members and executive officers, including salary rates, participation in incentive compensation and benefit plans and other forms of compensation, and administering the Company's stock option plans.  The Compensation Committee similarly reviews and approves the compensation of other management personnel.  Since October 16, 2003, the Compensation Committee has consisted of Michael Crane (Chairman), Robert Boyle and Neil Luckianow.  From August 29, 2003 to October 15, 2003, the Compensation Committee has consisted of Michael Crane (Chairman) and Robert Boyle.  From September 25, 2002 to August 29, 2003, the Compensation Committee consisted of Michael Crane (Chairman), Robert Boyle and Ronald Kiima.  From August 2, 2002 through September 24, 2002, the Compensation Committee consisted of Michael Crane (Chairman) and Robert Boyle.  From November 5, 2001 through August 1, 2002, the Compensation Committee consisted of Michael Crane (Chairman), Robert Boyle and Boyd Lyles, Jr.

DIRECTOR REMUNERATION

In April 2001, the Board adopted the recommendation of its Compensation Committee to retroactively terminate, effective January 1, 2001, the then existing Board compensation plan and to alternatively grant, retroactive to January 1, 2001, each employee and non-employee member of the Board stock options exercisable for 72,000 common shares at $1.50 per share.  Each option vests, and becomes exercisable, on a ratable basis over the subsequent twenty-four (24) months of Board service, with any unexercised options to expire on January 1, 2011.

In October 2002, the Board adopted the recommendation of its Compensation Committee to grant, effective January 1, 2003, each employee and non-employee Board member stock options exercisable for 108,000 common shares at $1.00 per share.  Each option will vest, and becomes exercisable, on a ratable basis over the subsequent thirty-six (36) months of Board service, with any unexercised options to expire on January 1, 2013.  Any options which are not vested at the end of a Board member’s service will be immediately cancelled unless otherwise stated and agreed to by a majority of the then remaining Board members.

Directors currently receive no additional compensation for service on the Board’s Audit and Compensation Committees.

Audit Committee Report on the Fiscal Year Ended June 30, 2003

The Audit Committee currently is comprised of three independent, non-employee directors.  The Audit Committee continues to be governed by a written charter which was adopted and approved by the Board on February 27, 2001, a copy of which is attached as Appendix A to this Proxy Statement.  The Company’s management is responsible for the Company's internal controls and financial reporting processes.  The Company's independent public accountants, BDO Seidman, LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.  BDO Seidman, LLP has full and unimpeded access to the Audit Committee and periodically meets with the Audit Committee, without management being present, to discuss appropriate matters.

Based on (i) its review of the audited consolidated financial statements, (ii) its discussions with management regarding the audited consolidated financial statements, (iii) its receipt from BDO Seidman, LLP of the letter required by Independence Standards Board Standard No. 1, and (iv) its discussions with BDO Seidman, LLP regarding their independence, the audited financial statements, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, and other matters, the members of the Audit Committee unanimously recommended to the Board that the audited consolidated financial statements for the fiscal year ended June 30, 2003 be included in the Company's Annual Report on Form 10-KSB for such fiscal year.

September 24, 2003

FROM THE MEMBERS OF THE AUDIT COMMITTEE

Robert Boyle

Michael Crane

William Gridley

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT (1)

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of October 15, 2003 by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director, (iii) each officer listed in the Summary Compensation Table of the section of this Proxy Statement entitled “Executive Compensation” and (iv) all current directors and executive officers as a group.  A person is also deemed to be a beneficial owner of any securities to which the person has the right to acquire beneficial ownership within sixty days.  All shares are subject to the named person’s sole voting and investment power unless otherwise indicated.

Name and Address Of Beneficial Owner (2)	Shares Beneficially Owned	Percent of Shares Beneficially Owned (3)
Directors and Officers

Christopher Maus (4)	3,078,200	3.07%

Michael Crane (5)	6,093,254	6.10%

Robert Boyle (6)	350,700	Less than 1%

William Gridley (7)	235,000	Less than 1%

Neil Luckianow.	―	Less than 1%

Edward Siemens (8)	338,385	Less than 1%

Brett Sweezy (9)	503,786	Less than 1%

Jackson Connolly (10)	162,428	Less than 1%

All Directors and Officers as a Group (8 persons) (11)	10,761,753	10.60%
Other Beneficial Owners:
RAB Europe Fund Limited (12) c/o RAB Capital Limited No. 1 Adam Street London W2CN 6LE United Kingdom	11,070,000	9.99%

Mercer Management (13) c/o Gordon Rock 5820 East Mercer Way Seattle, WA 98040	8,638,098	8.60%

Commodity Management and Research, Inc (14) c/o Tim Mathers 1050 17th Street, Suite 2000 Denver, CO 80265	6,933,110	6.93%

Eagle & Dominion EuroAmerican Growth Fund Ltd. 9 West 57th Street New York, NY 10019	6,205,378	6.22%

__________________________

(1)

Based upon information furnished to the Company by the beneficial owners or otherwise obtained from the stock transfer books of the Company.

(2)

Unless otherwise indicated, the business address for each beneficial owner is c/o Lifestream Technologies, Inc., 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854.

(3)

Percentage of ownership includes 99,741,024 actual shares of Common Stock outstanding on October 15, 2003.  Shares of Common Stock subject to stock options or warrants that are currently exercisable or will become exercisable after 60 days after October 15, 2003, and shares of Common Stock subject to convertible term notes that are currently convertible or will become convertible within 60 days of October 15, 2003, are deemed outstanding for computing the beneficial ownership percentage of the person or group holding such options, warrants and notes, but are not deemed outstanding for computing the percentage of any other person or group.

(4)

Includes 472,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(5)

Includes 225,500 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after October 15, 2003.  Excludes 152,000 common shares held by Lochnau, Inc., a privately held investment management corporation for which Mr. Crane serves as Chairman of the Board of Directors, to which Mr. Crane disclaims any beneficial ownership.

(6)

Includes 158,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(7)

Includes 108,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(8)

Includes 334,000 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(9)

Includes 354,147 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(10)

Includes 139,128 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(11)

Includes 1,790,775 shares issuable upon exercise of options and warrants that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(12)

RAB Europe Fund Ltd., as of October 15, 2003, owned convertible term notes of ours that can be converted into 50,602,260 shares of our Common Stock.  RAB Europe Fund Ltd. does not have the right to convert any debt, to the extent such conversion would cause RAB Europe Fund Ltd., together with its affiliates, to have acquired a number of shares of our Common Stock during the 60-day period ending on the date of conversion which, when added to the number of shares of our Common Stock held at the beginning of such 60-day period, would exceed 9.99% of the number of shares of our Common Stock then outstanding.  The number of shares beneficially owned by RAB Europe Fund Ltd., in the table above, reflects this limitation.

(13)

Includes 142,500 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

(14)

Includes 250,000 shares issuable upon exercise of warrants that are currently exercisable or will become exercisable within 60 days after October 15, 2003.

EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

The following table sets forth certain information regarding compensation earned by the Company’s Chief Executive Officer and each of the Company’s four other most highly compensated executive officers for the fiscal years ended June 30, 2003, 2002 and 2001.    The persons named in the table are hereinafter referred to as the “Named Executive Officers.”

Summary Compensation Table

	Annual Compensation				Long Term Compensation Awards
Name and Principal Position(s)	Fiscal Year (1)	Salary ($)	Bonus ($)	Other ($)	Securities Underlying Options (#)	All Other Compensation ($)
Christopher Maus Chairman of the Board, President and Chief Executive Officer (2)(3)(4)(9)	2003 2002 2001	166,730 180,000 150,000	3,389 60,000 35,000	7,800 7,800 12,000	― ― 872,000	― ― ―
Edward Siemens Chief Operating Officer (5)(9)	2003 2002 2001	138,944 150,000 102,731	― ― ―	― ― 15,000	300,000 35,000 360,000	― ― ―
Brett Sweezy Chief Financial Officer (6)(9)	2003 2002 2001	119,668 139,731 90,675	― ― ―	― ― ―	400,000 30,000 178,970	― ― ―
Paul Beatty Former Vice President – Sales & Marketing (7)	2003 2002 2001	105,752 145,000 84,997	― ― ―	― ― 15,000	250,000 30,000 300,000	― ― ―
Brian Packard Former Vice President Marketing (8)	2003 2002 2001	48,167 138,000 78,333	― ― ―	― ― 15,000	205,000 20,000 240,000	― ― ―

__________________________

(1)

References to a fiscal year refer to the calendar year in which such fiscal year ends.

(2)

On May 1, 2001, the Board, acting upon the recommendation of its Compensation Committee, (i) executed an employment agreement on behalf of the Company with Mr. Maus that formally established his annual salary at $150,000 for the fiscal year ending June 30, 2001, (ii) increased Mr. Maus’ annual salary to $180,000 for the fiscal year ending June 30, 2002, and (iii) granted him 800,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 100,000 on December 31, 2001, 100,000 on December 31, 2002, 100,000 on December 31, 2003, 100,000 on December 31, 2004, 100,000 upon the Company achieving a $100 million market capitalization, 100,000 upon the Company achieving a $200 million market capitalization, and 200,000 upon the Company achieving a $400 million market capitalization, with any unexercised options to expire on May 1, 2011.  It currently is the expectation of the Board’s Compensation Committee that Mr. Maus’ annual salary will not exceed $180,000 for the fiscal year ending June 30, 2004.

(3)

In connection with his Board service, Mr. Maus received a grant, effective January 1, 2001, for 72,000 stock options with an exercise price of $1.50 per common share that vest, and become exercisable, on a ratable monthly basis over with his subsequent twenty-four months of Board service, with any unexercised options to expire on January 1, 2011.

(4)

The Other Annual Compensation amounts for Mr. Maus represent (i) for fiscal year 2003 and 2002, a vehicle allowance and (ii) for fiscal year 2001, the then aggregate fair market value of 12,000 common shares awarded to Mr. Maus for his Board service during the six months ended December 31, 2000.

(5)

Mr. Siemens’ employment with the Company began on August 21, 2000 pursuant to a Board-approved compensation package providing him with an initial annual salary of $125,000, an initial grant of 300,000 stock options with an exercise price of $3.00 per common share and a $15,000 relocation allowance.  The stock options, which were formally granted on October 4, 2000, vest and become exercisable, as follows: 50,000 immediately, 12,500 on October 4, 2001, 40,000 on December 31, 2001, 12,500 on October 4, 2002, 40,000 on December 31, 2002, 12,500 on October 4, 2003, 40,000 on December 31, 2003, 12,500 on October 4, 2004, 40,000 on December 31, 2004 and 40,000 on December 31, 2005, with any unexercised options to expire on October 4, 2010.  On May 1, 2001, the Board, acting upon the recommendation of its Compensation Committee, (i) increased Mr. Siemens’ annual salary to $150,000 for the fiscal year ending June 30, 2002 and (ii) granted Mr. Siemens 60,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 15,000 immediately, 15,000 on December 31, 2001, 15,000 on December 31, 2002 and 15,000 on December 31, 2003, with any unexercised options to expire on May 1, 2011.  On December 24, 2001, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Siemens 35,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 7,000 immediately, 7,000 on December 24, 2002, 7,000 on December 24, 2003, 7,000 on December 24, 2004 and 7,000 on December 31, 2005, with any unexercised options to expire on December 24, 2011.  On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Siemens 300,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 60,000 immediately, 60,000 on August 5, 2003, 60,000 on August 5, 2004, 60,000 on August 5, 2005 and 60,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.   It currently is the expectation of the Board’s Compensation Committee that Mr. Siemen’s annual salary will not exceed $150,000 for the fiscal year ending June 30, 2004.

(6)

On October 4, 2000, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Sweezy 162,700 additional stock options with an exercise price of $3.00 per common share that vest, and become exercisable, as follows: 25,040 immediately, 8,165 on October 4, 2001, 21,000 on December 31, 2001, 8,165 on October 4, 2002, 21,000 on December 31, 2002, 8,165 on October 4, 2003, 21,000 on December 31, 2003, 8,165 on October 4, 2004, 21,000 on December 31, 2004 and 21,000 on December 31, 2005, with any unexercised options to expire on October 4, 2010.  On May 1, 2001, the Board, acting upon the recommendation of its Compensation Committee, (i) established Mr. Sweezy’s annual salary at $139,731 for the fiscal year ending June 30, 2002 and (ii) granted Mr. Sweezy 15,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 3,750 immediately, 3,750 on December 31, 2001, 3,750 on December 31, 2002 and 3,750 on December 31, 2003, with any unexercised options to expire on May 1, 2011.  On June 22, 2001, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Sweezy 1,270 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 254 immediately, 254 on June 1, 2002, 254 on June 1, 2003, 254 on June 1, 2004, and 254 on June 1, 2005, with any unexercised options to expire on June 22, 2011.  On December 24, 2001, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Sweezy 30,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 6,000 immediately, 6,000 on December 24, 2002, 6,000 on December 24, 2003, 6,000 on December 24, 2004 and 6,000 on December 31, 2005, with any unexercised options to expire on December 24, 2011.  On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Sweezy 400,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 80,000 immediately, 80,000 on August 5, 2003, 80,000 on August 5, 2004, 80,000 on August 5, 2005 and 80,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.  It currently is the expectation of the Board’s Compensation Committee that Mr. Sweezy’s annual salary will not exceed $139,731 for the fiscal year ending June 30, 2004.

(7)

Mr. Beatty’s employment with the Company began on October 1, 2000 pursuant to a Board-approved compensation package providing him with an initial annual salary of $120,000, an initial grant of 250,000 stock options with an exercise price of $3.00 per common share and a $15,000 relocation allowance.  The stock options, which were formally granted on October 4, 2000, vest and become exercisable, as follows: 37,500 immediately, 9,375 on October 4, 2001, 35,000 on December 31, 2001, 9,375 on October 4, 2002, 35,000 on December 31, 2002, 9,375 on October 4, 2003, 35,000 on December 31, 2003, 9,375 on October 4, 2004, 35,000 on December 31, 2004, and 35,000 on December 31, 2005, with any unexercised options to expire on October 4, 2010.  On May 1, 2001, the Board, acting upon the recommendation of its Compensation Committee, (i) increased Mr. Beatty’s annual salary to $145,000 for the fiscal year ending June 30, 2002 and (ii) granted Mr. Beatty 50,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 12,500 immediately, 12,500 on December 31, 2001, 12,500 on December 31, 2002 and 12,500 on December 31, 2003, with any unexercised options to expire on May 1, 2011.  On December 24, 2001, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Beatty 30,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 6,000 immediately, 6,000 on December 24, 2002, 6,000 on December 24, 2003, 6,000 on December 24, 2004 and 6,000 on December 31, 2005, with any unexercised options to expire on December 24, 2011.  On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Beatty 250,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 50,000 immediately, 50,000 on August 5, 2003, 50,000 on August 5, 2004, 50,000 on August 5, 2005 and 50,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.  On March 7, 2003, Mr. Beatty resigned from the Company, at which time, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Beatty twelve months during which he may exercise his then vested stock options.  All unvested options held by Mr. Beatty as of March 7, 2003 were immediately cancelled.

(8)

 Mr. Packard’s employment with the Company began on October 1, 2000 pursuant to a Board-approved compensation package providing him with an initial annual salary of $110,000, an initial grant of 200,000 stock options with an exercise price of $3.00 per common share and a $15,000 home office allowance.  The stock options, which were formally granted on October 4, 2000, vest and become exercisable, as follows: 25,000 immediately, 6,250 on October 4, 2001, 30,000 on December 31, 2001, 6,250 on October 4, 2002, 30,000 on December 31, 2002, 6,250 on October 4, 2003, 30,000 on December 31, 2003, 6,250 on October 4, 2004, 30,000 on December 31, 2004, and 30,000 on December 31, 2005, with any unexercised options to expire on October 4, 2010.  On May 1, 2001, the Board, acting upon the recommendation of its Compensation Committee, (i) increased Mr. Packard’s annual salary to $138,000 for the fiscal year ending June 30, 2002 and (ii) granted Mr. Packard 40,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 10,000 immediately, 10,000 on December 31, 2001, 10,000 on December 31, 2002 and 10,000 on December 31, 2003, with any unexercised options to expire on May 1, 2011.  On December 24, 2001, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Packard 20,000 additional stock options with an exercise price of $1.50 per common share that vest, and become exercisable, as follows: 4,000 immediately, 4,000 on December 24, 2002, 4,000 on December 24, 2003, 4,000 on December 24, 2004 and 4,000 on December 31, 2005, with any unexercised options to expire on December 24, 2011.  On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Packard 200,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 40,000 immediately, 40,000 on August 5, 2003, 40,000 on August 5, 2004, 40,000 on August 5, 2005 and 40,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.  On September 30, 2002, Mr. Packard’s employment with the Company was terminated by mutual agreement, at which time, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Packard (i) severance pay equal to four weeks of salary and (ii) twelve months during which he may exercise his then vested stock options.  All unvested options held by Mr. Packard as of September 30, 2002 were immediately cancelled.  Subsequently, on November 1, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Packard 5,000 additional stock options with an exercise price of $.75 per common share in consideration for his serving as Chairman of the Company’s Medical Advisory Board from October 21, 2002 to December 1, 2002.  These options vested immediately, with any unexercised options to expire on November 1, 2007.

(9)

 On April 18, 2003, as it had become critically short of operating cash, the Company immediately implemented 33% reductions in all senior management salaries.  The Company subsequently reinstated, effective June 1, 2003, one-half of these salary reductions.  The current 16.5% reductions in all senior management salaries are expected to continue until the Company obtains additional financing.

Equity Compensation Plans Approved By Security Holders and Related Stock Option Grants

1993 Incentive Stock Option Plan.  The Company has reserved 600,000 shares of its Common Stock for issuance upon the exercise of options granted or available for grant under its 1993 Incentive Stock Option Plan (hereinafter, “the 1993 Plan”).  The 1993 Plan is administered by either the Board or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted options under the 1993 Plan, the number of optioned shares and the option exercise price per share.  Options granted under the 1993 Plan fall within the meaning of, and conform to, Section 422 of the Internal Revenue Code of 1986, as amended.  Under the terms of the 1993 Plan, all officers, employees, consultants, and advisors of the Company are eligible for incentive stock options.  The Board, or its Compensation Committee, determines at its discretion which persons receive incentive stock options, the applicable vesting provisions, and the exercise terms thereof.  The terms and conditions of each option grant may differ and will be set forth in the optionee’s individual incentive stock option agreement.  As of October 15, 2003, the Company had not granted any options under the 1993 Plan.

1998 Employee Stock Option Plan.  The Company has reserved 2,000,000 shares of its Common Stock for issuance pursuant to stock options or stock appreciation rights granted under its 1998 Employee Stock Option Plan (hereinafter, “the 1998 Plan”).  The 1998 Plan is administered by either the Board or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted options under the 1998 Plan, the type of options to be granted, the number of optioned shares and the option exercise price per share.  The terms and conditions of each option grant may differ and will be set forth in the optionee’s individual stock option agreement.  Officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive non-qualified stock options under the 1998 Plan.  Only officers, directors and employees of the Company or its subsidiaries are eligible to receive incentive stock options.  As of October 15, 2003, the Company had 875,442 incentive stock options outstanding under the 1998 Plan, with 552,455 of those options being vested and exercisable.

2002 Employee Stock Option Plan.  The Company has reserved 2,000,000 shares of its Common Stock for issuance pursuant to stock options or stock appreciation rights granted under its 2002 Stock Option Plan (hereinafter, “the 2002 Plan”).  The 2002 Plan is administered by either the Board, or its Compensation Committee, which determines, without limitation, the selection of the persons who will be granted options under the 2002 Plan, the type of options to be granted, the number of optioned shares and the option exercise price per share.  The terms and conditions of each option grant may differ and will be set forth in the optionee’s individual stock option agreement.  Officers, directors, key employees and consultants of the Company and its subsidiaries are eligible to receive non-qualified stock options under the 2002 Plan.  Only officers, directors and employees of the Company or its subsidiaries are eligible to receive incentive stock options.  As of October 15, 2003, the Company had not issued any options under the 2002 Plan.

Equity Compensation Not Approved By Security Holders

The Company has periodically granted outside of its established plans non-qualified stock options to purchase restricted shares of its Common Stock to key individuals it desired to recruit, retain or motivate.  All such grants were approved by the Company’s Board, upon the recommendation of its Compensation Committee.  Each option was granted with an exercise price equal to, or in excess of, the market price of the Company’s common stock as of the date of grant.  Each option vests 20% immediately upon grant, and provided that the grantee remains employed by the Company, vests an additional 20% on each of the four successive annual grant date anniversaries.  Upon any termination of employment with the Company, the grantee has between six and twelve months, as specified, to exercise any vested options.  Any unvested options held by the grantee at the employment termination are immediately cancelled.  As of June 30, 2003, the Company had 3,098,597 such options outstanding, of which 1,179,847 options were fully vested and exercisable, as follows: Christopher Maus  - 872,000 shares at $1.50 per share; Edward Siemens - 495,000 shares at $0.75 - $3.00 per share; Brett Sweezy - 560,000 shares at $0.75 - $3.00 per share; Jackson Connolly - 157,903 shares at $0.75 - $1.50 per share; and other employees – 1,013,694 shares at $0.75 to $3.00 per share.

Equity Compensation Information

As of June 30, 2003

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by security holders:
• 1993 Incentive Stock Option Plan	―	―	600,000
• 1998 Employee Stock Option Plan	875,442	$2.02	1,124,558
• 2002 Employee Stock Option Plan	―	―	2,000,000

Equity compensation not approved by security holders:
• Restricted Stock Grant Agreements	3,098,597	$1.30	―

Total	3,974,039	$1.46	3,724,588

The following table contains information concerning stock options granted to the Named Executive Officers during the most recently completed fiscal year ended June 30, 2003.  All grants were made outside of the Company’s stock option plans.

Option/SAR Grants in Last Fiscal Year

Name	Number of Securities Underlying Option/SARs Granted (#)	Percent of Total Options/SARs Granted to Employees in Fiscal Year (%)	Exercise or Base Price ($/Share)	Expiration Date

Christopher Maus	―	―	―	―
Edward Siemens (1)	300,000	18.40%	$0.75	8/05/12
Brett Sweezy (2)	400,000	24.54%	$0.75	8/05/12
Paul Beatty (3)	250,000	15.34%	$0.75	8/05/12
Brian Packard (4)	205,000	12.58%	$0.75	8/05/12

_________________________

(1)

On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Siemens 300,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 60,000 immediately, 60,000 on August 5, 2003, 60,000 on August 5, 2004, 60,000 on August 5, 2005 and 60,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.

(2)

On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Sweezy 400,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 80,000 immediately, 80,000 on August 5, 2003, 80,000 on August 5, 2004, 80,000 on August 5, 2005 and 80,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.

(3)

On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Beatty 250,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 50,000 immediately, 50,000 on August 5, 2003, 50,000 on August 5, 2004, 50,000 on August 5, 2005 and 50,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.  On March 7, 2003, Mr. Beatty resigned from the Company, at which time, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Beatty twelve months during which he may exercise his then vested stock options.  All unvested options held by Mr. Beatty as of March 7, 2003 were immediately cancelled.

(4)

On August 5, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Packard 200,000 additional stock options with an exercise price of $0.75 per common share that vest, and become exercisable, as follows: 40,000 immediately, 40,000 on August 5, 2003, 40,000 on August 5, 2004, 40,000 on August 5, 2005 and 40,000 on August 5, 2006, with any unexercised options to expire on August 5, 2012.  On September 30, 2002, Mr. Packard’s employment with the Company was terminated by mutual agreement, at which time, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Packard (i) severance pay equal to four weeks of salary and (ii) twelve months during which he may exercise his then vested stock options.  All unvested options held by Mr. Packard as of September 30, 2002 were immediately cancelled.  Subsequently, on November 1, 2002, the Board, acting upon the recommendation of its Compensation Committee, granted Mr. Packard 5,000 additional stock options with an exercise price of $0.75 per common share in consideration for his serving as Chairman of the Company’s Medical Advisory Board from October 21, 2002 to December 1, 2002.

Option Exercises and Holdings

The following table provides information with respect to the Named Executive Officers regarding exercises of options/SARs during the most recently completed fiscal year ended June 30, 2003 and unexercised options/SARs held as of June 30, 2003.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options/SARs at FY-End (#) Exercisable/ Unexercisable (1)

Christopher Maus	―	―	472,000/650,000	―
Edward Siemens	―	―	274,000/421,000	―
Brett Sweezy	―	―	265,982/429,988	―
Paul Beatty	―	―	225,750/354,250	―
Brian Packard	―	―	130,250/174,750	―

__________________________

(1)

Based upon the market price of $0.30 per share on June 30, 2003, determined on the basis of the closing selling price per share of the Company’s Common Stock on the American Stock Exchange, less the option exercise price payable per share.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On September 1, 2003, the Company engaged NCL & Associates, LLC as a commissioned sales agent.  Neil Luckianow, who became a member of the Company’s Board on October 16, 2003 and currently is standing as the Class III nominee to the Board, is the Principal of NCL & Associates, LLC.  The Company believes that the agreed upon commission rate is commensurate to that at which it could have engaged unrelated sales agents.

During fiscal 2003, Robert Boyle, a member of the Company’s Board, and Brett Sweezy, the Company’s Chief Financial Officer, purchased 50,000 and 97,500 common shares, respectively, pursuant to a private placement of common shares by the Company.  These common shares were purchased by Mssrs. Boyle and Sweezy at the same $0.10 per share price paid by all unrelated parties.

Through fiscal 2001, the Board periodically approved the advancement of funds to Christopher Maus, the Company’s Chairman of the Board, President and Chief Executive Officer.  The underlying promissory note is unsecured, has a stated interest rate of 8.75% and requires bi-weekly repayments of principal and interest through May 23, 2014.  However, on May 1, 2002, the Board indefinitely suspended the bi-weekly servicing requirement.  During fiscal 2002, Mr. Maus made principal repayments of $61,621, which included the application of a $60,000 bonus awarded by the Board to Mr. Maus for his fiscal 2002 performance.  On August 29, 2003, the Board awarded Mr. Maus a $3,389 bonus for his fiscal 2003 performance with such bonus applied in its entirety against the accrued interest on the outstanding note receivable balance.  The underlying promissory note had an outstanding principal balance of $38,728 at June 30, 2003 and 2002.

During fiscal 2001 and 2002, the Company conducted a private placement offering of unsecured convertible notes from which it received $7,647,500 in proceeds.  For every two dollars of note principal, the holder received a detachable stock purchase warrant allowing for the purchase of a share of the Company’s common stock at $2.50 per share.  RAB Europe Fund Ltd., together with its affiliates (hereinafter “RAB”), purchased notes having an aggregate principal face amount of $5,470,000 at June 30, 2002.  The notes issued to RAB exclusively contained an anti-dilution provision providing for a formula-driven, then indeterminable downward adjustment of their conversion rate should the Company subsequently issue common shares at a price below the conversion rate while such notes remained outstanding.  In connection with the preceding offering, the Company agreed to pay certain individuals and entities, including RAB, each a commission, payable in common shares, equal to five percent of the offering proceeds they procured.  RAB earned and received commissions of $120,000 in fiscal 2002.

During fiscal 2003, the conversion rate of the notes held RAB was adjusted downward from the original $1.00 per common share to $0.10 per common share in connection with a private placement of the Company’s common stock at $0.10 per share that commenced in March 2003.  Concurrently, the Company obtained RAB’s agreement to forfeit its prospective anti-dilution rights and to cancel the stock purchase warrants held by it in exchange for 1,000,000 shares of the Company’s common stock.  The aggregate fair value assigned to the common shares of $100,000 was recognized by the Company as a financing cost in fiscal 2003.  At June 30, 2003, notes with an aggregate principal face amount of $5,270,000 remained outstanding that accrue interest at the prime rate plus two percent (6.00% at June 30, 2003) and become due and payable on various dates between July 1, 2006 and November 20, 2006, all of which are held by RAB.

During fiscal 2002, the Company executed an agreement with Michael Crane, a principal shareholder and member of the Board, whereby the Company repaid $200,000 in outstanding principal and accrued interest against debt obligations incurred to Mr. Crane during fiscal 2001 and issued Mr. Crane an unsecured convertible note for the remaining $469,984 aggregate principal balance.  The note accrued interest at the prime rate plus two percent (6.75% at June 30, 2002), was immediately convertible at Mr. Crane’s option into common stock of the Company at a rate of $1.00 per share, and was to become due and payable on August 1, 2003.  In connection with the preceding agreement, the Company issued Mr. Crane 40,000 common shares and warrants allowing him to purchase 134,000 additional common shares at $1.00 per share.  The agreement further stipulated that for every subsequent quarter the note remained outstanding that the Company would issue Mr. Crane additional warrants for the purchase of 23,500 common shares at $1.00 per share.  The aggregate fair value assigned to the common shares and warrants of $322,159 was recognized by the Company as a financing cost in fiscal 2002.  During fiscal 2003, Mr. Crane agreed to convert the $469,984 principal balance, as well as $53,336 in accrued interest thereon, into 5,233,200 common shares, concurrent with a private placement by the Company of its common stock to unrelated parties at $0.10 per share.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the United States Securities and Exchange Commission (hereinafter “the SEC”) initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company.  Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such reports furnished to the Company during and subsequent to the most recently completed fiscal year ended June 30, 2003 by such persons, the Company believes that there was compliance for the fiscal year ended June 30, 2003 with all Section 16(a) filing requirements applicable to the Company’s directors, executive officers and greater than ten percent shareholders.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The firm of BDO Seidman, LLP has served as independent public accountants for the Company since fiscal 1997.  The Board, acting upon the recommendation of its Audit Committee, has appointed BDO Seidman, LLP to serve in the same capacity for the fiscal year ending June 30, 2004 and is asking stockholders to ratify such appointment through the required affirmative vote of a majority of the shares presented and voting at the Annual Meeting.  In the event that stockholders fail to ratify the appointment of BDO Seidman, LLP, the Board will reconsider such appointment.  The Board reserves the right, even after stockholder approval, to subsequently replace BDO Seidman, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2004 should it deem such replacement to be in the best interest of the Company.

Audit Fees:  BDO Seidman, LLP billed the Company $77,958 for audit services performed for the annual consolidated financial statements of the Company for the fiscal year ended June 30, 2003, including for related review services performed for the interim condensed consolidated financial statements of the Company for the fiscal quarters ended September 30, 2002, December 31, 2002, March 31, 2003 and June 30, 2003, and for its reviews of the related Forms 10-QSB, Form 10-KSB and Proxy Statement as filed with the SEC.  BDO Seidmen, LLP billed the Company $71,768 for audit services performed for the annual consolidated financial statements of the Company for the fiscal year ended June 30, 2002, including for related review services for the interim condensed consolidated financial statements of the Company for the fiscal quarters ended September 30, 2001, December 31, 2001, March 31, 2002 and June 30, 2002, and its reviews of the related Forms 10-QSB, Form 10-KSB and Proxy Statement as filed with the SEC.

Audit-Related Fees:  BDO Seidman, LLP billed the Company $13,750 for audit-related services performed during the fiscal year ended June 30, 2003 in connection with a public registration statement and a private placement offering memorandum.  BDO Seidman, LLP billed the Company $17,303 for audit-related services performed during the fiscal year ended June 30, 2002 in connection with a public registration statement and a private placement offering memorandum.

Tax Service Fees:  BDO Seidman, LLP did not provide any tax services to the Company during the fiscal year ended June 30, 2003.  BDO Seidman, LLP billed the Company $2,955 for tax services during the fiscal year ended June 30, 2002.  The Audit Committee believes the provision of these tax services is compatible with maintaining the independence of BDO Seidman LLP.

All Other Fees: BDO Seidman, LLP did not render any other services to the Company for the fiscal years ended June 30, 2003 and 2002.

A representative of BDO Seidman, LLP is expected to attend the Annual Meeting.  The representative will have the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions from stockholders.

The Company’s Board recommends that stockholders vote FOR the ratification of the appointment of BDO Seidman, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2004.

INTEREST OF CERTAIN PERSONS IN

OPPOSITION TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any director, officer or their associates in any matter to be acted on, as described herein, other than the proposed nominees for election to the Company’s Board.

OTHER MATTERS

Management does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.  If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.  Discretionary authority with respect to such matters is granted by the execution of the enclosed proxy.

STOCKHOLDERS' PROPOSALS TO BE PRESENTED AT THE

COMPANY'S NEXT ANNUAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be presented at the 2004 Annual Meeting of Stockholders of the Company must be received by the Company at its principal executive offices at 510 Clearwater Loop, Suite 101, Post Falls, Idaho 83854, Attn: Chief Financial Officer not later than July 10, 2004 for inclusion in the Proxy Statement and Proxy relating to the 2004 Annual Meeting of Stockholders.

AVAILABILITY OF COMPANY’S ANNUAL REPORT ON FORM 10-KSB

A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003 accompanies this Proxy Statement, but is exclusive of certain related exhibits filed with the SEC.  These exhibits are available, without charge, to stockholders upon request to Brett Sweezy, Chief Financial Officer.  The financial statements included in the Form 10-KSB are incorporated by reference into this Proxy Statement.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold.  YOU ARE URGED TO PROMPTLY EXECUTE AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE.  Stockholders who are present at the Annual Meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors,

/s/ CHRISTOPHER MAUS

Christopher Maus

Chairman of the Board of Directors,

President and Chief Executive Officer

October 28, 2003

Post Falls, Idaho

Appendix A

AUDIT COMMITTEE CHARTER

The Lifestream Technologies, Inc., Audit Committee shall be nominated and elected by the Board of Directors every three years at an organizational meeting of the Board.  The Audit Committee will be composed of from 3 to 5 non-management directors, 3 of which must be independent and possess financial expertise as described by the NASD.  Other personnel shall attend the Audit Committee meetings as directed by the Chairman of the Board and CEO.

The following shall be the major functions of the Audit Committee:

Provide an opportunity for direct communication between the Board of Directors and the corporation’s internal and outside auditors, thereby strengthening their independence and objectivity.

Monitor the design and maintenance of a system of internal accounting controls sufficient to protect the Company.

The Audit Committee shall have the authority and responsibility to select, evaluate and replace the outside auditor.  The outside auditors shall be accountable to the Board of Directors and the Audit Committee of the Company.

Review the results obtained from internal and outside auditors as to:

•

reliability and integrity of financial and operating information and the means used to identify, measure, classify and report such information.

•

systems established to monitor compliance with those policies, plans, procedures, laws and regulations which could have a significant impact on operations and reports, and whether the organization is in compliance.

Receive annually from the outside auditors, a formal written statement delineating all relationships between the auditor and the company, consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

In order to carry out these major functions, the Audit Committee shall:

Request that the internal and outside auditors have full and complete access to any of the Company’s records, properties and personnel.

Recommend to the directors, the firm to be employed by the corporation as its outside auditors and oversee the independence of the outside auditor.

Consider the proposed scope of the outside auditor’s work for the current year, consider any proposed non-audit functions to be performed, and review the audit plan and proposed engagement letter.

Review, in consultation with the outside auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any.

Consult with the outside and internal auditors (periodically, as appropriate, out of the presence of management) with regard to the adequacy of the internal accounting controls by establishing a schedule of regular audit committee meetings.

Review the summaries of work performed by internal audit.

Review periodically, with internal and outside auditors, the adequacy of the corporation’s audit, accounting and financial personnel resources.

A-1

Review with management and the outside auditors, before publication, the annual financial statements (including footnotes and any special disclosure or adjustment problems), to be included in the Annual Report on Form 10-KSB to be filed with the SEC, or similar publicly filed documents, and review and/or discuss disputes (resolved or unresolved) between management and the independent auditors that arose in connection with the preparation of the financial statements.

Review with the outside auditors the effect of any important new pronouncements of the accounting profession and other regulatory bodies on the corporation’s accounting policies.

Review and update the Audit Committee Charter annually or as circumstances dictate.

A-2

This Proxy is solicited by and on behalf of the Board of Directors

LIFESTREAM TECHNOLOGIES, INC.

Proxy – Annual Meeting of Stockholders – December 19, 2003

The undersigned, revoking all previous proxies, hereby appoints Christopher Maus as Proxy, with full power of substitution, to represent and to vote all Common Stock of Lifestream Technologies, Inc. owned by the undersigned at the Annual Meeting of Stockholders to be held at Red Lion Templin’s Resort located at 414 East First Avenue, Post Falls, Idaho, on December 19, 2003 at 8:30 A.M., including any original or subsequent adjournment thereof, with respect to the proposals set forth in the Notice of Annual Meeting and Proxy Statement.  No business other than matters described below is expected to come before the meeting, but should any other matter requiring a vote of stockholders arise, the Proxy named herein will vote thereon in accordance with his best judgment.  All powers may be exercised by said Proxy.  Receipt of the notice of Annual Meeting and Proxy Statement is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

1.  Election of Director

               Nominee:

Neil Luckianow

(Instructions: To withhold authority to vote for any individual nominee please draw a line through that nominee’s name)

ڤ WITHOLDING AUTHORITY to vote for the nominee listed above

2.  To ratify the appointment of BDO Seidman, LLP as the Company’s independent public accountants for the fiscal year ending June 30, 2004

ڤ FOR

ڤ AGAINST

ڤ ABSTAIN

The shares represented by this proxy will be voted as directed.  IF NO SPECIFIC DIRECTION IS GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEE NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.

The undersigned stockholder hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.  This proxy may be revoked at any time prior to the Annual Meeting.  If you received more than one proxy card, please date, sign an return all cards in the accompanying envelope.

Please sign exactly as name appears below.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.  If a corporation, please sign in the corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Dated: _________________________________, 2003

_______________________________________

      Signature

_______________________________________

          Signature if held jointly

_______________________________________

              (Please print name)

_______________________________________

(Number of shares subject to proxy)

PLEASE SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE